                                                                               .
                                                                               .
                                                                               .

SOLICITATION, OFFER AND AWARD      1. THIS CONTRACT IS A RATED ORDER        RATING   PAGE   OF PAGES
                                   UNDER DPAS (15 CFR 700)                             1       20

2. CONTRACT NO      3. SOLICITATION NO       4. TYPE OF SOLICITATION       5. DATE ISSUED     6. REQUISITION/PURCHASE NO
                                             [ ] SEALED BID (IFB)
DASG60-03-D-0003                             [ ] NEGOTIATED (RFP)

7. ISSUED BY                            CODE W31RPD    8. ADDRESS OFFER TO  (If other than Item 7)       CODE
US ARMY SPACE & MISSILE DEFENSE COMMAND
(SMDC-CM-CB) FRATIS
301-619-7421
64 THOMAS JOHNSON DRIVE       TEL: 301-619-7421             SEE ITEM 7                    TEL:
FREDERICK MD 21702            FAX: 301-619-5069                                           FAX:

NOTE: In sealed bid solicitations "offer" and "offerer" mean "bid" and "bidder"

                                  SOLICITATION
9. Sealed offers in original and      copies for furnishing the supplies or
services in the Schedule will be received in the place specified in Item 8, or if handcarried, in the depository located in
until           local time
       (Hour)                 (Date)
CAUTION - LATE Submissions, Modifications, and Withdrawals: See Section L, Provision No 52.214-7 or 52.215-1. All offers are subject to all terms and conditions contained in this solicitation.

10. FOR INFORMATION      A. NAME             B. TELEPHONE (Include area code) (NO COLLECT CALLS)    C. E-MAIL ADDRESS
    CALL:

                             11. TABLE OF CONTENTS

(X)  SEC.             DESCRIPTION                      PAGE(S) (X)  SEC.             DESCRIPTION                      PAGE(S)
                 PART I - THE SCHEDULE                                         PART II - CONTRACT CLAUSES
 X    A   SOLICITATION/CONTRACT FORM                   1        X    I     CONTRACT CLAUSES                           16-19
 X    B   SUPPLIES OR SERVICES AND PRICES/COSTS        2-5      PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
 X    C   DESCRIPTION/SPECS./WORK STATEMENT            6-8      X    J     LIST OF ATTACHMENTS                        20
 X    D   PACKAGING AND MARKING                        9             PART IV - REPRESENTATIONS AND INSTRUCTIONS
 X    E   INSPECTION AND ACCEPTANCE                    10            K     REPRESENTATIONS, CERTIFICATIONS AND
 X    F   DELIVERIES OR PERFORMANCE                    11                  OTHER STATEMENTS OF OFFERORS
 X    G   CONTRACT ADMINISTRATION DATA                 12            L     INSTRS., CONDS., AND NOTICES TO OFFERORS
 X    H   SPECIAL CONTRACT REQUIREMENTS                13-15         M     EVALUATION FACTORS FOR AWARD
                                       OFFER (MUST BE FULLY COMPLETED BY OFFEROR)
NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16. Minimum Bid Acceptance Period.

12. In compliance with the above, the undersigned agrees, if this offer is accepted within calendar days (60 calendar days unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.

13. DISCOUNT FOR PROMPT PAYMENT
    (See Section I, Clause No. 52.232-8

14. ACKNOWLEDGMENT OF AMENDMENTS        AMENDMENT NO.       DATE      AMENDMENT NO.       DATE
   (The offeror acknowledges receipt
   of amendments to the SOLICITATION
   for offerors and related documents,
   numbered and dated):

15A. NAME                          CODE  GORW9     FACILITY        16. NAME AND TITLE OF PERSON AUTHORIZED TO
     AND       IGEN INTERNATIONAL INC.                                 SIGN OFFER (Type or print)
     ADDRESS   16020 INDUSTRIAL DRIVE                                  Richard J. Massey
     OF        GAITHERSBURG MD 20877                                   President
     OFFEROR

15B. TELEPHONE NO (Include area code)   15C. CHECK IF REMITTANCE ADDRESS      17. SIGNATURE      18. OFFER DATE
                                        [ ]  IS DIFFERENT FROM ABOVE - ENTER      /s/ RICHARD        20 Jun '03
                                             SUCH ADDRESS IN SCHEDULE.                J. MASSEY

                     AWARD (To be completed by Government)

19. ACCEPTED AS TO ITEMS NUMBERED       20. AMOUNT               21. ACCOUNTING AND APPROPRIATION
                                            $7,014,680.00            See Individual Delivery Orders

22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:     23. SUBMIT INVOICES TO ADDRESS SHOWN IN     ITEM
    [ ] 10 U.S.C. 230-1(c)       [ ] 41 U.S.C. 253(c)           (4 copies unless otherwise specified)

24. ADMINISTERED BY (If other than Item 7)   CODE                25. PAYMENT WILL BE MADE BY        CODE

     SEE Item 7                                                       See Individual Delivery Orders

26. NAME OF CONTRACTING OFFICER (Type or print)                  27. UNITED STATES OF AMERICA       28. AWARD DATE
    LYNN M SELFRIDGE                                                 /s/ LYNN M. SELFRIDGE              20-Jun-2003
    TEL: 301-619-2737 E-MAIL: Lynn.Selfridge@DET.AMEDD.ARMY.MIL      (Signature of Contracting Officer)

IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice

Previous Edition is Unusable      33-134          STANDARD FORM 33 (REV 9-97)
                                                  Prescribed by GSA
                                                  FAR (48 CFR) 53214(c)

                                                                DASG60-03-D-0003

Section B - Supplies or Services and Prices

-------------------------------------------------------------------------------------------------
ITEM NO     SUPPLIES/SERVICES        MAX        UNIT     UNIT PRICE                  MAX AMOUNT
                                  QUANTITY
0001
          FFP
          Production of Electrochemiluminescense Assay (FASTubes) Initial Base
          and Option Year Requirements


0001AA                                *         Each          *                        $851,180.00
          FFP
          Production of Electrochemiluminescense Assay (FASTubes) Initial Base
          Year Requirements (20 June 2003 - 19 June 2004)

     FOB: Destination


0001AB                                *         Each          *                      $1,332,500.00
OPTION    FFP
          Production of Electrochemiluminescense Assay (FASTubes) Initial Option
          Year 1 Requirements (20 June 2004 - 19 June 2005)

     FOB: Destination


0001AC                                *         Each          *                      $1,145,000.00
OPTION    FFP
          Production of Electrochemiluminescense Assay (FASTubes) Initial Option
          Year 2 Requirements (20 June 2005 - 19 June 2006)

     FOB: Destination


0001AD                                *         Each          *                        $770,000.00
OPTION    FFP
          Production of Electrochemiluminescense Assay (FASTubes) Initial Option
          Year 3 Requirements (20 June 2006 - 19 June 2007)

     FOB: Destination

* Confidential material omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                DASG60-03-D-0003

ITEM NO    SUPPLIES/SERVICES      MAX       UNIT     UNIT PRICE   MAX AMOUNT
                                QUANTITY
0002
           FFP
           Production of Electrochemiluminescense Assay (FASTubes)
           Subsequent Base and Option Year Requirements




0002AA                             *        Each          *       $5,916,750.00

           FFP
           Production of Electrochemiluminescense Assay (FASTubes)
           Subsequent Base Year Requirements
           (20 June 2003 - 19 June 2004)

   FOB: Destination


0002AB                             *        Each          *       $4,856,250.00
OPTION
           FFP
           Production of Electrochemiluminescense Assay (FASTubes)
           Subsequent Option Year 1 Requirements
           (20 June 2004 - 19 June 2005)


   FOB: Destination


0002AC                             *        Each          *       $4,162,500.00
OPTION
           FFP
           Production of Electrochemiluminescense Assay (FASTubes)
           Subsequent Option Year 2 Requirements
           (20 June 2005 - 19 June 2006)


   FOB: Destination

0002AD                             *        Each          *       $2,775,000.00
OPTION
           FFP
           Production of Electrochemiluminescense Assay (FASTubes)
           Subsequent Option Year 3 Requirements
           (20 June 2006 - 19 June 2007)


   FOB: Destination

* Confidential material omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                   DASG60-D-0003

                                                                    Page 4 of 20

ITEM NO        SUPPLIES/SERVICES         MAX QUANTITY          UNIT       UNIT PRICE         MAX AMOUNT

0003
               FFP
               Medium Control Tubes Base and Option Year Requirements

003AA                                        *                 Each           *              $123,375.00
               FFP
               Medium Control Tubes Base Year Requirements (20 June 2003--19 June 2004)

       FOB: Destination

0003AB                                       *                 Each           *              $123,375.00
OPTION         FFP
               Medium Control Tubes Option Year 1 Requirements
               (20 June 2004 -- 19 June 2005)

       FOB: Destination

003AC                                        *                 Each           *              $123,375.00
OPTION         FFP
               Medium Control Tubes Option Year 2 Requirements
               (20 June 2005 -- 19 June 2006)

       FOB: Destination

0003AD                                       *                 Each           *              $123,375.00
OPTION         FFP
               Medium Control Tubes Option Year 3 Requirements
               (20 June 2006 -- 19 June 2007)

       FOB: Destination


* Confidential material omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                   DASG60-D-0003

                                                                    Page 5 of 20

ITEM NO            SUPPLIES/SERVICES            MAX QUANTITY             UNIT            UNIT PRICE                MAX AMOUNT


0004
                   FFP
                   Low Control Tubes Base and Option Year Requirements




0004AA                                               *                   Each                *                   $123,375.00
                   FFP
                   Low Control Tubes Base Year Requirements (20 June 2003-19 June 2004)

              FOB: Destination




0004AB                                               *                   Each                *                   $123,375.00
OPTION             FFP
                   Low Control Tubes Option Year 1 Requirements
                   (20 June 2004-19 June 2005)

              FOB: Destination




0004AC                                               *                   Each                *                   $123,375.00
OPTION             FFP
                   Low Control Tubes Option Year 2 Requirements
                   (20 June 2005-19 June 2006)

              FOB: Destination




0004AD                                            *                      Each                *                   $123,375.00
OPTION             FFP
                   Low Control Tubes Option Year 3 Requirements
                   (20 June 2006-19 June 2007)

              FOB: Destination



* Confidential material omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                DASG60-03-D-0003

Section C - Descriptions and Specifications

PROCUREMENT ITEM DESCRIPTION

C.1 This Procurement Item Description covers the full scale production effort of Electrochemiluminescense assays (FASTubes or ECLAs) used for the presumptive identification of ten (10) different Biological Warfare Agents (BWAs) within the National Capital Region (NCR) Silver Standard Laboratory (SSL) and other designated Joint Program Executive Office - Chemical Biological Defense (JPEO-CBD) facilities.

C.2  DESCRIPTIONS/SPECIFICATIONS/WORK EFFORT

C.2.1 Electrochemiluminescense Assay and Control Tubes. The FASTube assay test shall be a contained assembly made up of simultaneously freeze-dried biotinylated capture antibodies attached to paramagnetic streptavidin-coated beads, and detector antibodies labeled with the reporter ruthenium (II) tris bipyridyl (Ru [bpy]3 2+) in two formats: a disposable Hermetically-sealed 12 X 75 mm injection molded polypropylene tube for use in the 1.5 series ORIGEN(R) analyzer or options for either 50 tests or 144 tests packaged in bulk in the same tube for use in the M Series(R) analyzer. Over the course of the base year, approximately 90% of all reagents produced for the ORIGEN(R) systems will be composed of single tube FASTubes to be run in the ORIGEN(R) analyzer. The remaining 10% effort will be for the production of bulk reagents for use in the IGEN M Series(R) analyzer. During the course of the option years, this percentage may fluctuate according to need.

The immunoreactants are optimized for sensitive detection of bacteria, toxins, and viruses. Upon rehydration with a sample taken with an ORIGEN Analyzer, the target antigen binds to the capture antibodies attached to the immunomagnetic beads. The ruthenium labeled detector antibodies then bind to the antigen to form an immunocomplex capable of emitting light when the reporter molecule is excited by an electrode. The ensuing electrochemical reaction at its surface can then be cumulatively measured by the Analyzer.

The Control Tubes will contain varying concentrations of target antigen. Target ECL values will be provided (see section C.3 GFM below) for each antigen such that the ECL value will correlate with a known concentration.

C.2.2 First Article Lot. First article lots of three-thousand (3,000) FASTubes shall be required when a new assay production run is tested against a new lot of antibody and incorporated against an existing threat agent assay. Prior to the start of production under the delivery order, First Article Test samples of the completed item shall be tested for quality control and quality assurance using the finalized Conformance Test Plan created by the Edgewood Chemical and Biological Center (ECBC) at Aberdeen Proving Ground (Section J, Attachment 1). The samples shall be submitted, together with the contractor's inspection and test reports, a minimum of 30 days prior to any scheduled testing. Written approval of the materials, construction, and performance of the sample shall be obtained from the procuring contracting officer, or authorized representative, prior to the manufacture and assembly of the remaining quantity to be manufactured. Pending approval of the verification test, acquisition of materials, components or commencement of production is at the sole risk of the contractor. Accepted samples shall become the property of the procuring activity and shall be included in the quantity called for in the contract or order. In the event that the sample is not approved, the contractor shall submit a new sample for approval from a new first article lot of 3,000 ECLA tests.

C.2.2.1 Format for Submission of First Article Lots to Conformance Test Laboratory. The ECLA tests shall be labeled with the agent code, production date, and lot number and stored in contractor-sourced light-protective pouches holding 50 tests per pouch. The ECLA test-containing pouches shall then be placed in refrigerated storage at 4 degrees C+/-2 degrees C until shipping.
A specified number of ECLA test containing pouches will be sent to the Conformance Test Laboratory for acceptance testing. The contractor will be responsible for all assembly and storage materials.

C.2.2.2 Format for Submission of Approved First Article Lots. Once the ECLA tests have successfully passed conformance testing, the balance of the 3,000 FASTubes shall be shipped to a storage facility TBD. If the First Article lot fails, the assays shall be either reworked or destroyed and a new lot of 3,000 ECLA tests will be produced

                                                                DASG60-03-D-0003
                                                                    Page 7 of 20


for conformance testing at contractor's expense. The contractor will be responsible for all assembly and storage materials.

C.2.3 Production Article Lot. Once an antibody strain has passed in a first article lot stage, any successive lot using the same antibody will be considered a production lot. A production lot is the manufacture of at least ten thousand (10,000) ECLA Tests assays in a single lot. The ECLA test-containing pouches shall then be placed in refrigerated storage at 4 [degrees centigrade]+/-2 [degrees centigrade] until shipping. A specified number of ECLA test-containing pouches, will then be sent to the conformance testing laboratory. Once the ECLA tests have successfully passed conformance testing, the balance of the 10,000 ECLA tests shall be shipped to a storage facility TBD. The ECLA tests produced shall meet or exceed the following performance specifications: lower limit of detection (subject to Government antigen lot qualification). Target sensitivity levels provided by the USG. The first article production for each antigen will provide the USG initial data for use in establishing performance specifications.

C.2.4 Markings. To provide for the desired accountability necessary throughout this effort, ECLA tests shall be accurately marked for specific identification with the agent code, production date, storage conditions, lot number and terminology indicating "Research Use Only. Not for human diagnostics."

C.2.5 Storage. The ECLA tests, once manufactured, shall be refrigerated at 4 [degrees centigrade]+/-2 [degrees centigrade] until shipment to government appointed storage facility TBD and stored in contractor-sourced pouches of 50 FASTubes per pouch.

C.2.6 Shipping. Styrofoam coolers will be required for all shipping to the ECLA tests government designated storage facility and the ECLAs government designated conformance testing facility. The FASTubes are packaged as 50 FASTubes per foil pouch and placed in a styrofoam cooler with cool packs for shipment. All shipments will be sent overnight delivery or hand carried. All shipping costs will be paid for by the contractor.

C.2.7 Assay Development and Optimization. The contractor will be required to perform assay development and optimization throughout the duration of the contract. The costs for two independent efforts per contract year will be recouped with a price increase of $0.08 per FASTube assay for the first 250,000 tubes produced (146,000 for the base year). This will be for the preparation and optimization of eight new ECLA agent tests over the contract life. The development and optimization amount shall not exceed $11,680 for the first year and $20,000 for each option year of the contract.

C.3  GOVERNMENT FURNISHED MATERIAL (GFM)

C.3.1  The following GFM will be provided by the Government to the contractor:

       a. Unlabeled capture and detector antibodies

       b. Target antigens (inactivated and encoded) for in-house Quality Control and protocol development

C.3.2 Inventory. The contractor shall maintain an accurate inventory over the GFM throughout the entire production process. Any out-of-specification or waste products associated with the antibody and antigens used to prepare these assay tubes will be accounted for accurately. A monthly report describing used or destroyed GFM and remaining inventory shall be sent to the JPEO-CBD on the first Monday of the month, or the first business day if the first Monday of the month happens to fall on a Government holiday.

C.3.3 Storage. The Government-provided antibodies and antigens shall be placed in storage in accordance with individual reagent handling instructions provided with the individual reagent package.

C.3.4 Documentation. The contractor shall document the receipt of the GFM antibodies and antigens. The contractor will inventory the GFM and associated end product quantities on a monthly basis and provide the results to the JPEO-CBD, via fax or e-mail, by close of business on the first Monday of every month. The inventory will take place Monday morning or the day after the holiday should one fall on Monday. The report shall include the

                                                                DASG60-03-D-0003
amount used the previous month, the amount discarded, the amount remaining, the amount of assays made and remaining quantity of assays, if any. The inventory report must be signed by an identified overseer before submission to the United States Government (USG)

C.4  GENERAL REQUIREMENTS

C.4.1 In-Process Reviews. The contractor shall participate in quarterly In-Process Reviews at the JPEO-CBD (meeting dates TBD) and regular status reviews (via telecon or at contractor site).

C.4.2 Site Audits.   The JPEO-CBD may conduct site audits at the
manufacturer's facility with 24 Hours notice by the Contracting Officer.

C.5  REGULATORY REQUIREMENTS

C.5.1 Recovered Materials. The contractor is encouraged to use recovered material to the maximum extent practical in accordance with Federal Acquisition Regulation Subpart 23.4.

                                                                DASG60-03-D-0003

Section D - Packaging and Marking

Packaging and marking of technical data to be delivered pursuant to the provisions of the contract shall be in accordance with the Contractor's standard commercial practices.

                                                                DASG60-03-D-0003

Section E - Inspection and Acceptance

CLAUSES INCORPORATED BY REFERENCE

52.246-2      Inspection Of Supplies-Fixed Price                      AUG 1996
52.246-16     Responsibility for Supplies                             APR 1984
252.246-7000  Material Inspection And Receiving Report                MAR 2003

INSPECTION AND ACCEPTANCE TERMS

All deliverables will be inspected/accepted at destination in accordance with the Conformance Test Plan (Section J, Attachment 1)

                                                                DASG60-03-D-0003

Section F - Deliveries or Performance

CLAUSES INCORPORATED BY REFERENCE

52.211-17    Delivery of Excess Quantities      SEP 1989
52.242-15    Stop-Work Order                    AUG 1989
52.242-17    Government Delay Of Work           APR 1984
52.247-34    F O B Destination                  NOV 1991

PERIOD OF PERFORMANCE

a. Delivery Orders may be issued under this contract up to forty-eight (48) months after award.

b. Each Delivery Order issued will specify the period of performance. Any order issued during the effective period of this contract and not completed within that period shall be completed by the contractor within the time period specified in the order. The contract shall govern the contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period; provided, that the contractor shall not be required to make any deliveries under this contract after twelve (12) months after the expiration of option period three (3), if exercised.

DELIVERY INFORMATION

Developmental quantities shall be shipped to the following address:

Cindy Rossi
US Army Medical Research Institute of Infectious Diseases
1425 Porter St.
Ft. Detrick, MD, 21702-5011
Phone: (301) 619-4776
FAX: (301) 619-2492
cindy.rossi@det.amedd.army.mil

First Article quantities shall be shipped to the following address:

Colleen Melhorn
601 D. Scarboro Road
Oak Ridge, Tennessee 37830
Phone: (865) 483-7339 ext 241
FAX: (865) 483-7439
cmelhorn@camber.com

Production quantities shall be shipped to the following address:

Dr. Joseph A. Bogan Jr.
Senior Scientist
Midwest Research Institute
1330 Piccard Drive
Rockville, Maryland 20850
Phone: (240) 632-0888 ext 226
FAX: (240) 888-7552
jbogan@mriresearch.org

                                                                DASG60-03-D-0003

Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA
--------------------------------------------------------------------------------

See individual Delivery Orders

INVOICES/MATERIAL INSPECTION AND RECEIVING REPORTS (DD 250s)

One (1) original and three (3) copies of Invoices/Material Inspection and Receiving Reports (DD 250s) shall be mailed or e-mailed to the Contracting Activity Point of Contact shown below. If mailed, the Contractor shall pay transportation charges. The Contract Activity Point of Contact will forward the Acceptance/Receiving Reports to the appropriate payment office for prompt payment.

IDENTIFICATION OF CORRESPONDENCE

All correspondence and data submitted by the contractor under this contract shall reference the contract number.

CONTRACTING ACTIVITIES POINT OF CONTACT:

Name:     Leo Fratis
Address:  U.S. Army Space & Missile Defense Command
          ATTN: SMDC-CM-CB
          64 Thomas Johnson Drive
          Frederick, Maryland 21702
Phone:    (301) 619-7421/DSN343-7421
Fax:      (301) 619-5069/DSN343-5069
E-mail:   Leo.Fratis@det.amedd.army.mil

CONTRACTING OFFICER'S REPRESENTATIVE:

Name:     Dr. Peter Emanuel
Address:  Joint Program Executive Office - Chemical Biological Defense
          ATTN: AMSSB-RCB
          E 3330 Room 274
          Aberdeen Proving Grounds, Maryland 21020
Phone:    ECBC Office (410) 436-5562
          JPEO Office (703) 681-0611
FAX:      ECBC Office (410) 436-4445
E-mail:   Peter.Emanuel@us.army.mil

                                                                DASG60-03-D-0003

Section H - Special Contract Requirements

CLAUSES INCORPORATED BY FULL TEXT
--------------------------------------------------------------------------------

52.217-9   OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 1 day; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 48 months.

(End of clause)

GUARANTEED MINIMUM QUANTITY

The guaranteed minimum quantity of Electrochemiluminescense Assay Tests (ECLAs) under this contract is 146,000 each for the base year and 250,000 each for Option Years 1 through 3, provided the options are exercised. There is NO guarantee that any orders will be issued under the contract above the minimum guaranteed quantities. The maximum value of this contract is $23 million.

FIRST ARTICLE APPROVAL

(a) The Contractor shall deliver 3,000 unit(s) of Lot/Items 0001 or 0002 within 60 calendar days from the date of the delivery order to the Government at US Army Medical Research Institute of Infectious Diseases 1425 Porter Street, Fort Detrick, Maryland 21702-5011 or 601 D. Scarboro Road, Oak Ridge, Tennessee 37830 for first article tests. The shipping documentation shall contain this contract number and the Lot/Item identification. The characteristics that the first article must meet and the testing requirements are specified elsewhere in this contract.

(b) Within 21 calendar days after the Government receives the first article, the Contracting Officer shall notify the Contractor, in writing, of the conditional approval, approval, or disapproval of the first article. The notice of conditional approval or approval shall not relieve the Contractor from complying with all requirements of the specifications and all other terms and conditions of this contract. A notice of conditional approval shall state any further action required of the Contractor. A notice of disapproval shall cite reasons for the disapproval.

(c) If the first article is disapproved, the Contractor, upon Government request, shall submit an additional first article for testing. After each request, the Contractor shall make any necessary changes, modifications, or repairs to the first article or select another first article for testing. All costs related to these tests are to be borne by the Contractor, including any and all costs for additional tests following a disapproval. The Contractor shall furnish any additional first article to the Government under the terms and conditions and within the time specified by the Government. The Government shall act on this first article within the time limit specified in paragraph (b) of this clause. The Government reserves the right to require an equitable adjustment of the contract price for any extension of the delivery schedule or for any additional costs to the Government related to these tests.

(d) If the Contractor fails to deliver any first article on time, or the Contracting Officer disapproves any first article, the Contractor shall be deemed to have failed to make delivery within the meaning of the Default clause of this contract.

                                                                DASG60-03-D-0003

(e)  Unless otherwise provided in the contract, the Contractor--

(1) May deliver the approved first article as a part of the contract quantity, provided it meets all contract requirements for acceptance and was not consumed or destroyed in testing, and

(2) Shall remove and dispose of any first article from the Government test facility at the Contractor's expense

(f) If the Government does not act within the time specified in paragraphs (b) or (c) of this clause, the Contracting Officer shall, upon timely written request from the Contractor, equitably adjust under the Changes clause of this contract the delivery or performance dates and/or the contract price, and any other contractual term affected by the delay

(g) The Contractor is responsible for providing operating and maintenance instructions, spare parts support, and repair of the first article during any first article test

(h) Before first article approval, the acquisition of materials or components for, or the commencement of production of, the balance of the contract quantity is at the sole risk of the Contractor. Before first article approval, the costs thereof shall not be allocable to this contract for (1) progress payments, or
(2) termination settlements if the contract is terminated for the convenience of the Government

(i) The Government may waive the requirement for first article approval test where supplies identical or similar to those called for in the schedule have been previously furnished by the Offeror/Contractor and have been accepted by the Government. The Offeror/Contractor may request a waiver

PUBLIC RELEASE OF INFORMATION

a. In accordance with DFARS 252 204-7000, Disclosure of Information, the contractor shall not release to anyone outside the contractor's organization any classified information, regardless of medium (e.g. film, tape, document), pertaining to any part of this contract or any program related to this contract, unless the contractor has written approval or the information is otherwise in the public domain before the date of release

b. Requests for approval shall identify the specific information to be released, the medium to be used, and the purpose for the release. The contractor shall submit its request to the Contracting Activity Point of Contact at least 45 days before the proposed date for release. All material to be cleared shall be sent by certified mail/return receipt requested to:

     Leo Fratis
     U.S. Army Space & Missile Defense Command
     ATTN: SMDC-CM-CB
     64 Thomas Johnson Drive
     Frederick, Maryland 21702
     (301) 619-7421/DSN343-7421
     (301) 619-5069/DSN343-5069
     E-mail: Leo.Fratis@det.amedd.army.mil

c. The Contracting Activity Point of Contact shall process the request in accordance with SMDC form 613-R.

d. If there is no response within thirty (30) days, the contractor shall resubmit the request to:

     US Army Space & Missile Defense Command
     ATTN: SMDC-PA
     PO Box 1500

                                                                DASG60-03-D-0003

          Huntsville, Alabama 35807

e. The contractor agrees to include a similar requirement in each subcontract under this contract. Subcontractors shall submit requests for authorization to release through the prime contractor.

                                                                DASG60-03-D-0003

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52. 202-1        Definitions                                                  DEC 2001
52. 203-3        Gratuities                                                   APR 1984
52. 203-5        Covenant Against Contingent Fees                             APR 1984
52. 203-6 Alt I  Restrictions On Subcontractor Sales To The Government        OCT 1995
                 (Jul 1995) -- Alternate I
52. 203-7        Anti-Kickback Procedures                                     JUL 1995
52. 203-8        Cancellation, Rescission, and Recovery of Funds for Illegal  JAN 1997
                 or Improper Activity
52. 203-10       Price Or Fee Adjustment For Illegal Or Improper Activity     JAN 1997
52. 203-12       Limitation On Payments To Influence Certain Federal          JUN 1997
                 Transactions
52. 204-4        Printed or Copied Double-Sided on Recycled Paper             AUG 2000
52. 209-6        Protecting the Government's Interest When Subcontracting     JUL 1995
                 With Contractors Debarred, Suspended, or Proposed for
                 Debarment
52. 215-2        Audit and Records -- Negotiation                             JUN 1999
52. 215-8        Order of Precedence -- Uniform Contract Format               OCT 1997
52. 215-10       Price Reduction for Defective Cost or Pricing Data           OCT 1997
52. 215-11       Price Reduction for Defective Cost or Pricing Data --        OCT 1997
                 Modifications
52. 215-12       Subcontractor Cost or Pricing Data                           OCT 1997
52. 215-13       Subcontractor Cost or Pricing Data -- Modifications          OCT 1997
52. 215-14       Integrity of Unit Prices                                     OCT 1997
52. 216-7        Allowable Cost and Payment                                   DEC 2002
52. 216-19       Order Limitations                                            OCT 1995
52. 219-8        Utilization of Small Business Concerns                       OCT 2000
52. 219-9        Small Business Subcontracting Plan                           JAN 2002
52. 219-14       Limitations On Subcontracting                                DEC 1996
52. 219-16       Liquidated Damages-Subcontracting Plan                       JAN 1999
52. 222-19       Child Labor -- Cooperation with Authorities and Remedies     SEP 2002
52. 222-20       Walsh-Healy Public Contracts Act                             DEC 1996
52. 222-21       Prohibition Of Segregated Facilities                         FEB 1999
52. 222-26       Equal Opportunity                                            APR 2002
52. 222-35       Equal Opportunity For Special Disabled Veterans, Veterans    DEC 2001
                 of the Vietnam Era and Other Eligible Veterans
52. 222-36       Affirmative Action For Workers With Disabilities             JUN 1998
52. 222-37       Employment Reports On Special Disabled Veterans, Veterans    DEC 2001
                 Of The Vietnam Era, and Other Eligible Veterans
52. 223-3        Hazardous Material Identification And Material Safety Data   JAN 1997
52. 223-6        Drug Free Workplace                                          MAY 2001
52. 223-14       Toxic Chemical Release Reporting                             OCT 2000
52. 225-13       Restrictions on Certain Foreign Purchases                    JUL 2000
52. 226-1        Utilization Of Indian Organizations And Indian-Owned         JUN 2000
                 Economic Enterprises
52. 227-1        Authorization and Consent                                    JUL 1995
52. 227-2        Notice And Assistance Regarding Patent And Copyright         AUG 1996
                 Infringement
52. 229-3        Federal, State And Local Taxes                               APR 2003
52. 232-1        Payments                                                     APR 1984

                                                                DASG60-03-D-0003

52. 232-8            Discounts For Prompt Payment                                     FEB 2002
52. 232-9            Limitation On Withholding Of Payments                            APR 1984
52. 232-11           Extras                                                           APR 1984
52. 232-17           Interest                                                         JUN 1996
52. 232-23 Alt I     Assignment of Claims (Jan 1986) - Alternate I                    APR 1984
52. 232-25           Prompt Payment                                                   FEB 2002
52. 232-33           Payment by Electronic Funds Transfer -- Central Contractor       MAY 1999
                     Registration
52. 233-1            Disputes                                                         JUL 2002
52. 233-3            Protest After Award                                              AUG 1996
52. 242-13           Bankruptcy                                                       JUL 1995
52. 243-1            Changes--Fixed Price                                             AUG 1987
52. 244-6            Subcontracts for Commercial Items and Commercial                 APR 2003
                     Components
52. 245-2            Government Property (Fixed Price Contracts)                      DEC 1989
52. 248-1            Value Engineering                                                FEB 2000
52. 249-2            Termination For Convenience Of The Government (Fixed-            SEP 1996
                     Price)
52. 249-8            Default (Fixed-Price Supply & Service)                           APR 1984
52. 253-1            Computer Generated Forms                                         JAN 1991
252. 203-7001        Prohibition On Persons Convicted of Fraud or Other               MAR 1999
                     Defense-Contract-Related Felonies
252. 203-7002        Display Of DOD Hotline Poster                                    DEC 1991
252. 204-7003        Control Of Government Personnel Work Product                     APR 1992
252. 209-7004        Subcontracting With Firms That Are Owned or Controlled           MAR 1998
                     By The Government of a Terrorist Country
252. 225-7002        Qualifying Country Sources As Subcontractors                     APR 2003
252. 225-7012        Preference For Certain Domestic Commodities                      FEB 2003
252. 226-7001        Utilization of Indian Organizations and Indian-Owned             SEP 2001
                     Economic Enterprises-DoD Contracts
252. 243-7001        Pricing of Contract Modifications                                DEC 1991
252. 243-7002        Requests for Equitable Adjustment                                MAR 1998
252. 244-7000        Subcontracts for Commercial Items and Commercial                 MAR 2000
                     Components (DoD Contracts)
252. 245-7001        Reports Of Government Property                                   MAY 1994
252. 247-7023        Transportation of Supplies by Sea                                MAY 2002
252. 247-7024        Notification Of Transportation Of Supplies By Sea                MAR 2000

CLAUSES INCORPORATED BY FULL TEXT

52.216-18  ORDERING (OCT 1995)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from 20 June
2003 through 19 June 2007                                             -------
-----        ------------

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control

(c) If mailed, a delivery order or task order is considered "issued" when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule

                                                                DASG60-03-D-0003

(End of clause)

52.216-22 INDEFINITE QUANTITY. (OCT 1995)

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the "maximum". The Government shall order at least the quantity of supplies or services designated in the Schedule as the "minimum".

(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 19 August 2007.

(End of clause)

52.252-2  CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://farsite.hill.af.mil

(End of clause)

252.204-7004   REQUIRED CENTRAL CONTRACTOR REGISTRATION (NOV 2001)

(a)  Definitions

As used in this clause-

(1) Central Contractor Registration (CCR) database means the primary DoD repository for contractor information required for the conduct of business with DoD

(2) Data Universal Numbering System (DUNS) number means the 9-digit number assigned by Dun and Bradstreet Information Services to identify unique business entities

(3) Data Universal Numbering System +4 (DUNS+4) number means the DUNS number assigned by Dun and Bradstreet plus a 4-digit suffix that may be assigned by a parent (controlling) business concern. This 4-digit suffix

                                                                DASG60-03-D-0003
                                                                   Page 19 of 20

may be assigned at the discretion of the parent business concern for such purposes as identifying subunits or affiliates of the parent business concern.

(4) Registered in the CCR database means that all mandatory information, including the DUNS number or the DUNS+4 number, if applicable, and the corresponding Commercial and Government Entity (CAGE) code, is in the CCR database; the DUNS number and the CAGE code have been validated; and all edits have been successfully completed.

(b)(1) By submission of an offer, the offeror acknowledges the requirement that a prospective awardee must be registered in the CCR database prior to award, during performance, and through final payment of any contract resulting from this solicitation, except for awards to foreign vendors for work to be performed outside the United States.

(2) The offeror shall provide its DUNS or, if applicable, its DUNS+4 number with its offer, which will be used by the Contracting Officer to verify that the offeror is registered in the CCR database.

(3) Lack of registration in the CCR database will make an offeror ineligible for award.

(4) DoD has established a goal of registering an applicant in the CCR database within 48 hours after receipt of a complete and accurate application via the Internet. However, registration of an applicant submitting an application through a method other than the Internet may take up to 30 days. Therefore, offerors that are not registered should consider applying for registration immediately upon receipt of this solicitation.

(c) The Contractor is responsible for the accuracy and completeness of the data within the CCR, and for any liability resulting from the Government's reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to confirm on an annual basis that its information in the CCR database is accurate and complete.

(d) Offerors and contractors may obtain information on registration and annual confirmation requirements by calling 1-888-227-2423, or via the Internet at http://www.ccr.gov.

(End of clause)

                                                                DASG60-03-D-0003
                                                                   Page 20 of 20

Section J - List of Documents, Exhibits and Other Attachments

LIST OF ATTACHMENTS

                                                                                                              # OF
NO        TITLE                                                                      DATE                     PAGES
---       ------                                                                     ----                     -----
1         Conformance Test Plan for ORIGEN(R) FASTube Assays                     30 Sep 02                      24

2         CTP Appendix I: Standard Operating Procedure (SOP) for                 30 Sep 02                      17
          PEO-CBD ORIGEN(R) FASTube First Article Test and Production
          Article Test Inspection Lots

3         CTP Appendix II: Excel Worksheet: CTP Calculations for Dose            30 Sep 02                       7
          Response and Sensitivity Analysis & Carousel Sample
          Templates
4         CTP Appendix III: PBS-T Buffer Protocol                                30 Sep 02                       3

5         CTP Appendix IV: Assay Sheets                                          30 Sep 02                       3

6         IGEN Subcontracting Plan                                                5 May 03                       7

------------------------------------------------------------------------------------------------------------------------------------
           AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                               1 CONTRACT ID CODE         PAGE OF PAGES
                                                                                                      J                   1   |   2
------------------------------------------------------------------------------------------------------------------------------------
 2  AMENDMENT/MODIFICATION NO             3  EFFECTIVE DATE  4  REQUISITION/PURCHASE REQ NO            5  PROJECT NO (If applicable)
    01                                       02-Sep-2003        W81XAG-3170-N188/1
------------------------------------------------------------------------------------------------------------------------------------
 6  ISSUED BY                      CODE   W31RPD             7  ADMINISTERED BY (If other than item 6)   CODE
                                          ----------------                                                    ----------------------
    US ARMY SPACE & MISSILE DEFENSE COMMAND
    (SMDC-CM-CB) FRATIS
    301-619-7421                                                See Item 6
    64 THOMAS JOHNSON DRIVE
    FREDERICK MD 21702

------------------------------------------------------------------------------------------------------------------------------------
 8  NAME AND ADDRESS OF CONTRACTOR (No, Street, County, State and Zip Code)             9A  AMENDMENT OF SOLICITATION NO
    IGEN INTERNATIONAL INC
    16020 INDUSTRIAL DRIVE                                                          ---  -------------------------------------------
    GAITHERSBURG MD 20877                                                                9B DATED (SEE ITEM 11)

                                                                                    ---  -------------------------------------------
                                                                                         10A. MOD. OF CONTRACT/ORDER NO.
                                                                                     X   DASG60-03-D-0003-0002
                                                                                    ---  -------------------------------------------
----------------------------------------------------------------------------------       10B DATED (SEE ITEM 13)
CODE  00RW9                                      FACILITY CODE                       X   20-Jun-2003
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer
                                                                                           [ ]  is extended.   [ ]  is not extended.

    Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
    (a) By completing Items 8 and 15, and returning ____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF
    OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12  ACCOUNTING AND APPROPRIATION DATA (If required)

------------------------------------------------------------------------------------------------------------------------------------
                                  13  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
    A THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
      CONTRACT ORDER NO. IN ITEM 10A.

------------------------------------------------------------------------------------------------------------------------------------
 X  B THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
------------------------------------------------------------------------------------------------------------------------------------
    C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF:

------------------------------------------------------------------------------------------------------------------------------------
    D OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
 E  IMPORTANT:  Contractor [X]  is not,  [ ]  is required to sign this document and return ___________ copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14 DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)
   Change in Payment Office












Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A  NAME AND TITLE OF SIGNER (Type or print)                        16A  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                          LEO J. FRATIS/CONTRACTING OFFICER
     RICHARD MASSEY PRESIDENT/COO                                         TEL: 301-619-7421         EMAIL: leo.fratis@smdc.army.mil
------------------------------------------------------------------------------------------------------------------------------------
15B  CONTRACTOR/OFFEROR                         15C  DATE SIGNED     16B  UNITED STATES OF AMERICA                  16C DATE SIGNED
     /s/ RICHARD J. MASSEY                            9/3/02          BY  /s/ LEO J. FRATIS                              02-Sep-2003
     ----------------------------------------                       --------------------------------------------
     (Signature of person authorized to sign)                         (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
 EXCEPTION TO SF30                                      30-105-04                                       STANDARD FORM 30 (Rev 10-83)
 APPROVED BY OIRM 11-84                                                                                 Prescribed by GSA
                                                                                                        FAR (48 CFR) 53 243

                                                                DASG60-03-D-0003
                                                                          000201
                                                                     Page 2 of 2

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A-SOLICITATION/CONTRACT FORM

     The 'Payment will be made by' organization has changed from

          DEFENSE THREAT REDUCTION AGENCY/RMFP
          8725 JOHN J. KINGSMAN ROAD
          MSC6201
          FT. BELVOIR VA 22060-6201

          to

          USACE FINANCE CENTER (AD)
          USACE, HUNTSVILLE
          5722 INTEGRITY DRIVE
          MILLINGTON TN 38054-5005


(End of Summary of Changes)